UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) May 16, 2024

NATIONAL BANKSHARES, INC.
(Exact name of Registrant as specified in its charter)

Virginia	0-15204	54-1375874
(State or other jurisdiction of incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)

101 Hubbard Street
Blacksburg, VA 24060
(Address of principal executive offices)

(540) 951-6300
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report) Not applicable

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	NKSH	NASDAQ

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company        ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

ITEM 5.07   SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

On May 14, 2024, National Bankshares, Inc. held its 2024 Annual Meeting of Stockholders (the “Annual Meeting”).  A total of 5,893,782 shares of the Company’s common stock were entitled to vote as of March 13, 2024, the record date for the Annual Meeting.  There were 4,564,118 shares, or 77.44%, present at the Annual Meeting in person or by proxy which constituted a quorum, and the stockholders voted on five proposals.

Proposal No. 1 – Vote on Directors

The stockholders elected five Class 1 directors to serve a three-year term expiring at the Company’s 2027 Annual Meeting of Stockholders.  The results of the vote were as follows:

	For	Withhold	Broker Non-Votes
Lawrence J. Ball	3,158,210	73,503	1,332,405
Michael E. Dye	3,158,571	73,142	1,332,405
Mary G. Miller	3,145,034	86,679	1,332,405
Lara E. Ramsey	3,148,294	83,419	1,332,405
Glenn P. Reynolds	3,147,187	84,526	1,332,405

Proposal No. 2 – Vote on Director

The stockholders elected one Class 3 director to serve a two year term expiring at the Company’s 2026 Annual Meeting of Stockholders. The results of the vote were as follows:

	For	Withhold	Broker Non-Votes
Lutheria H. Smith	3,132,260	99,452	1,332,405

The terms of office of the following directors who did not stand for re-election continued after the Annual Meeting:  F. Brad Denardo, John E. Dooley, Norman V. Fitzwater III, Charles E. Green, III, Mildred R. Johnson, William A. Peery and James C. Thompson.

Proposal No. 3 – Advisory (Non-Binding) Vote to Approve Executive Compensation

The stockholders approved a (non-binding) advisory vote to approve the compensation of the named executive officers.  The results of the vote were as follows:

For	Against	Abstain	Broker Non-Votes
3,041,016	146,658	44,039	1,332,405

Proposal No. 4 – Ratification of the selection of Yount, Hyde & Barbour, P.C. as the Company’s independent registered public accounting firm for 2024.

The stockholders voted to ratify the Company’s Board of Directors’ appointment of Yount, Hyde & Barbour, P.C. to serve as its independent registered public accounting firm for the fiscal year ending December 31, 2024.  The results of the vote were as follows:

For	Against	Abstain
4,527,738	20,601	15,779

SIGNATURE

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

NATIONAL BANKSHARES, INC.

Date:	May 16, 2024

By:	/s/ F. Brad Denardo
F. Brad Denardo
Chairman, President and CEO

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